                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Management Review.................   4
     Portfolio of Investments....................   6
     Statement of Assets and Liabilities.........  16
     Statement of Operations.....................  17
     Statement of Changes in Net Assets..........  18
     Financial Highlights........................  19
     Notes to Financial Statements...............  22

    GEI SAR 1/96

                            LETTER TO SHAREHOLDERS




                                [PHOTO OF] DENNIS J. MCDONNELL AND DON G. POWELL
January 10, 1996

Dear Shareholder:
  The second half of 1995 has been very positive for most investors. In addi-tion to the strong performance in the U.S. markets, many foreign bond and stock markets have made attractive gains for the period ended November 30, 1995.
  The year has been additionally gratifying for those investors who weathered the difficult markets of 1994 and maintained a long-term perspective. It serves as a reminder of how a long-term investment strategy--one that includes a well-rounded portfolio of domestic and foreign investments--can help in-crease the overall stability and return of an investor's portfolio.

ECONOMIC OVERVIEW
  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the U.S. economy slowed significantly in 1995. As a result, U.S. interest rates declined and the value of many fixed-income investments rose. Likewise, after struggling through most of 1994, the U.S. stock market climbed through the year, with the Dow Jones Industrial Average and the S&P 500-Stock Index gaining over 30 percent year-to-date.
  Abroad, bond markets in a number of industrialized countries also rallied throughout the year. Those countries regarded as being in the U.S. dollar bloc performed well, particularly in Canada and Australia. These markets are highly influenced by events in the United States and have tended to mirror its eco-nomic trends. Year-to-date, Canadian and Australian bond markets provided re-turns, in dollar terms, of 22.27 percent and 14.16 percent respectively, according to the J.P. Morgan Global Bond Market Index.
  In regard to foreign stock markets, the larger European markets, such as the United Kingdom and Germany, lagged the smaller European markets due to their tight monetary policy (keeping short-term rates relatively high), which was driven by their fear of inflation. Among the smaller European stock markets, such as Switzerland and Sweden, stocks on average have appreciated in dollar terms by 37.18 percent and 34.88 percent respectively, year-to-date, according to the Morgan Stanley Capital International Switzerland and Sweden Indexes.
  After declining sharply against the Japanese yen and German mark for more than a year, the U.S.dollar began to stabilize and even appreciate against these currencies during the second half of 1995. A strong U.S. dollar tends to be positive for foreign economies because it makes their goods and services more affordable for U.S. consumers. Japan, in particular, welcomed the dol-lar's recent appreciation, as its economy continued to struggle through a deep recession. For Americans investing in these countries, a stronger U.S. dollar may have reduced their returns, which are influenced by differences in ex-change rates, if their portfolios were not strategically diversified.
                                                          Continued on page two

ECONOMIC OUTLOOK
  We believe foreign markets will continue to be influenced by U.S. interest rate movements and trends in corporate profitability and foreign exchange rates. This was recently apparent when several countries, including France, En-gland, and Germany, lowered short-term interest rates in early December. We be-lieve this reflects a global trend toward lower interest rates, as inflation fears continue to subside around the world. With business activity in the U.S. and other countries slowing, we look for Europe and developing markets to offer the greatest growth opportunities. We are optimistic about Japan's economy, as it seeks to take advantage of a weaker yen, recover from a banking crisis, and become more efficient in its core businesses.
  Once again, we believe it is important to remember that financial markets will inevitably experience fluctuations, but by maintaining a long-term invest-ment perspective, you may ride the highs and lows of the markets more easily. And, at the same time, keep in mind the long-term benefits of global investing, including broad diversification and exposure to, what we believe, will be the world's top performing markets.
  On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.
  Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,

[SIGNATURE OF]                   [SIGNATURE OF]
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1995

                VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
Six-month total return based on NAV1.................    8.07%    7.65%    7.58%
Six-month total return2..............................    1.84%    2.65%    6.58%
One-year total return2...............................    8.45%    9.16%   13.12%
Three-year average annual total return2..............    9.15%    9.63%      N/A
Life-of-Fund average annual total return2............    7.92%    7.25%    9.50%
Commencement Date.................................... 08/05/91 11/15/91 06/21/93

N/A = Not Applicable

1Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

2Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND
The following is an interview with the management team of the Van Kampen American Capital Global Equity Fund. The Fund is co-managed by portfolio managers Jeff New, Van Kampen American Capital (U.S. holdings), Peter Kysel, John Govett & Co. Limited (international holdings), and Alan T. Sachtleben, Van Kampen American Capital's executive vice president of equity investments.

 Q WHAT WERE THE PREVAILING MARKET CONDITIONS AFFECTING THE GLOBAL STOCK MARKETS DURING THE SIX MONTHS ENDED NOVEMBER 30, 1995?

 A   Two trends impacted the world's equity markets during the period.

  . First, outside the U.S., a broad economic slowdown became apparent. Growth in Europe, in particular, began to slow.
  . And second, the U.S. dollar reversed its eighteen-month decline in value against other major currencies. During the second half of 1995, as European economic growth rates dropped below U.S. levels, the dollar began to stabilize and then to appreciate--particularly against the Japanese yen.
  Given this scenario, the Morgan Stanley Capital International World Index had a total return of 5.69 percent in U.S. dollar terms (USD) during the six-month period. The Morgan Stanley Capital International World Index, an unman-aged index that is used as a benchmark for general global equity funds. This index does not reflect any commissions or fees that would be incurred by an investor purchasing the stocks it represents.
  The two largest world markets also advanced: In the U.S., the Standard & Poor's 500-Stock Index increased by 15.62 percent. In Japan, the Nikkei Index rose by 17.06 percent in local currency. These unmanaged indexes are thought to be generally representative of stock market activity in the specified coun-tries.
  Elsewhere, the European markets increased by about 3.5 percent, the Pacific Basin markets (outside Japan) showed a small decline of .08 percent and the emerging markets fell by 7.17 percent. (As usual, the Fund maintained very low exposure to emerging markets.)

 Q   HOW DID YOU POSITION THE FUND IN RESPONSE TO THE EVENTS OF THE PAST YEAR?

 A Normally, as outlined in the prospectus, at least 65 percent of the Fund's assets are invested in the equity securities of at least three countries, including the United States. Consistent with this strategy, and to take advantage of ongoing strength in the U.S. equity market, U.S. stocks con-stituted the largest single category of investments during the past six months.
  Having taken measures to protect the Fund against the depreciating yen, we also maintained a fairly consistent-to-slightly-higher weighting in Japan dur-ing the reporting period. This is because we believe the outlook for Japan's corporate sector is positive in light of the country's improving economic fun-damentals (see below for further commentary).
  The Fund's overall weighting in continental European markets was also main-tained at a consistent level throughout the period. These holdings were diver-sified among over 20 markets, with special emphasis on Switzerland, Sweden and France, where corporate earnings have been particularly attractive. (Sweden, with a six-month return of 22.44 percent in USD, was the top-performing market in this region during the period.)

[PIE CHART OF] TOP 5 COUNTRIES--PERCENTAGE OF TOTAL NET ASSETS AS OF
                                NOVEMBER 30, 1995

                                --UNITED STATES 27%
                                --CONTINENTAL EUROPE 26%
                                --HONG KONG 4%
                                --JAPAN 17%
                                --UNITED KINGDOM 11%

                                --OTHER 15%

 Q   HOW DID THE FUND PERFORM DURING THE YEAR ENDED NOVEMBER 30, 1995?

 A We are pleased to report that the Fund's focus on investing in larger, established markets has proven particularly effective. To elaborate, dur-
ing the six months ended November 30, 1995, the Fund (Class A shares) achieved a total return at net asset value (without a sales charge) of 8.07 percent/1/. This is notably higher than the Morgan Stanley Capital International World Index's 5.69 percent total return for the same period. (Please refer to the chart on page three for additional Fund performance results.)

 Q WHAT IS YOUR OUTLOOK FOR THE GLOBAL EQUITY MARKET IN 1996 AND, MORE SPECIFICALLY, FOR THE FUND.

 A Our outlook for the U.S. remains optimistic due to continued slow eco-nomic growth, low inflation and the hope for a government budget resolu-
tion. However, corporate earnings growth is slowing and the U.S. equity market is probably fairly valued at this point. As a result, we expect positive--al-beit modest--returns from U.S. stocks as we move into the new year.
  Outside the U.S., we see ongoing opportunity in Japan where an easing mone-tary policy has already resulted in greater liquidity and rising stock prices. We expect this trend to continue and to spill over into other Far Eastern mar-kets. As such, we plan to maintain our holdings in Japan and the Far East.
  In Europe, we believe interest rates should continue to decline throughout 1996. Anticipating this, we continue to favor investments in capital equip-ment, financial services and other service-oriented companies which tend to thrive in a lower-interest rate environment.
  Overall, world inflationary pressures remain low and the central banks ap-pear to be ready to loosen their monetary policies in response to the subdued level of economic growth. Given this, we feel conditions remain in place for the extended period of appreciation in the global equity markets.

[SIGNATURE OF]              [SIGNATURE OF]              [SIGNATURE OF]
Alan T. Sachtleben          Jeff D. New                 Peter Kysel
Van Kampen American Capital Van Kampen American Capital John Govett & Co., Ltd.
Equity Investments          Portfolio Manager           Portfolio Manager

                                       5
                                            Please see footnotes on page three.

                            PORTFOLIO OF INVESTMENTS

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
            COMMON STOCKS AND EQUIVALENTS 93.5%
            AUSTRALIA 0.7%
     90,000 Pioneer International................................   $    229,776
     70,000 Smith Howard.........................................        310,153
     49,000 Tab Corp Holdings....................................        139,646
    300,000 TNT..................................................        418,584
                                                                    ------------
                                                                       1,098,159
                                                                    ------------
            AUSTRIA 0.2%
      1,800 AMS Austria Mikros...................................        316,466
                                                                    ------------
            BELGIUM 0.2%
      9,100 GIB..................................................        359,347
                                                                    ------------
            BRAZIL 0.7%
     50,000 Centrais, Class B....................................        687,500
     40,000 Usiminas Usi.........................................        360,000
                                                                    ------------
                                                                       1,047,500
                                                                    ------------
            CANADA 0.7%
 *    7,700 BCE..................................................        258,603
 *   15,000 Canadian Pacific.....................................        276,040
     95,000 Grandetel Technologies, Inc..........................         59,375
     11,000 Inco.................................................        394,737
                                                                    ------------
                                                                         988,755
                                                                    ------------
            FINLAND 0.7%
      8,000 Kymmene Corp.........................................        217,613
     14,000 Nokia (AB) OY........................................        768,158
                                                                    ------------
                                                                         985,771
                                                                    ------------
            FRANCE 4.4%
      2,000 Castorama Dubois.....................................        316,601
      8,400 Christian Dior.......................................        809,618
 *      488 Club Mediterranee....................................         39,408
      7,500 Credit Local De France...............................        565,374
      6,400 Lyonnaise Des Eaux...................................        613,005
     11,880 Primagaz (Cie Gaz)...................................        885,554
 *    1,080 Primagaz (Cie Gaz), Warrants.........................          8,397
      8,800 Sanofi...............................................        509,432
     10,000 SGS Thomson Micro....................................        376,716
      1,990 Sidel................................................        626,049
      6,675 Societe Generale.....................................        779,787
     33,000 Uninor Sacilor.......................................        475,443
      4,900 Union Assurance Federales............................        529,226
                                                                    ------------
                                                                       6,534,610
                                                                    ------------
            GERMANY 4.5%
 *   18,400 Adidas...............................................        980,875
      2,060 Bayer................................................        535,973

                                       6
                                               See Notes to Financial Statements

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
        800 Bayer Motoren Werk....................................   $   430,893
 *   20,000 Berliner Elektro Holdings.............................       666,528
        560 Colonia Versicherung CKAG.............................       331,052
      2,300 Commerzbank...........................................       531,943
      7,250 Deutsche Bank.........................................       340,118
      1,000 Ebora Corp............................................        47,016
      2,000 Man...................................................       564,890
        400 Mannesmann............................................       128,798
 *   27,900 Praktiker.............................................       864,219
      1,495 Siemens...............................................       780,939
        900 Wella.................................................       423,149
                                                                     -----------
                                                                       6,626,393
                                                                     -----------
            HONG KONG 4.3%
    930,000 First Pacific Co......................................     1,009,968
    215,000 Hong Kong Electric....................................       721,309
    455,000 Hong Kong Land Holding................................       809,900
     50,000 HSBC Holdings.........................................       736,920
    135,000 Hutchison Whampoa.....................................       762,712
 *2,420,000 Jilin Chemical Industry, Class H......................       500,588
     90,000 Sun Hung Kai Properties...............................       724,314
    110,000 Swire Pacific.........................................       831,943
     76,000 Wharf Holdings........................................       253,992
                                                                     -----------
                                                                       6,351,646
                                                                     -----------
            HUNGARY 0.4%
     33,600 Richter Gedeon........................................       546,000
                                                                     -----------
            INDONESIA 0.4%
     28,500 Perusahaan Persero Telekom............................       598,500
                                                                     -----------
            IRELAND 1.0%
    130,000 Bank of Ireland.......................................       939,375
     77,000 CRH...................................................       543,433
                                                                     -----------
                                                                       1,482,808
                                                                     -----------
            ITALY 0.8%
 *   19,200 Gucci Group...........................................       662,400
     55,900 Rinascente (La).......................................       313,202
     33,000 Sirti, SPA............................................       191,087
                                                                     -----------
                                                                       1,166,689
                                                                     -----------
            JAPAN 16.7%
     50,000 Ajinomoto Co., Inc....................................       540,540
     20,000 Amada, Co.............................................       202,457
     43,000 Bank of Tokyo.........................................       701,523
      5,000 Barclays De Zoete.....................................        46,000
 *    5,000 Barclays De Zozte, Warrants...........................         2,000

                                       7
                                               See Notes to Financial Statements

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
     30,000 Dainei Telecom Engineering.............................  $   241,769
 *   40,000 Dainippon Screen Manufacturing Co......................      348,305
 *  169,000 Denki Kagaku Kogyo.....................................      614,545
     20,000 Fuji Bank..............................................      416,708
     15,000 Fuji Photo Film Co.....................................      371,499
     80,000 Fujitsu................................................      943,489
     82,000 Hitachi................................................      830,074
      9,000 ICOM Incorporated......................................       75,892
 *   60,000 Isuzu Motors...........................................      247,666
      7,000 Ito Yokado Co..........................................      386,634
 *   30,000 Japan Air Lines Co.....................................      191,941
     40,000 Kitano Construction Corp...............................      251,990
 *  100,000 Kobe Steel.............................................      285,995
     25,000 Komatsu................................................      196,560
     70,000 Kumagai Gumi Co........................................      276,560
      9,000 Kyocera Corp...........................................      712,039
     10,000 Maezawa Industries.....................................      240,786
    130,000 Marubeni Corp..........................................      689,926
      9,000 Maruichi Steel Tube....................................      165,405
     50,000 Matsushita Industries..................................      742,015
     69,000 Mitsubishi Construction................................      321,435
     55,000 Mitsubishi Estate......................................      621,622
     80,000 Mitsubishi Heavy Industries............................      637,641
     30,000 Mitsubishi Trust & Banking Corp. ......................      459,951
     50,000 New Oji Paper Co. .....................................      459,459
      7,500 Nintendo Co. ..........................................      592,629
     16,000 Nippon Hodo Co. .......................................      250,024
         71 Nippon Telephone & Telegraph Corp. ....................      579,862
     25,000 Nippon Yusen KK........................................      145,946
     40,000 Nishimatsu Construction................................      479,607
 *   60,000 Nissan Diesel Motor Co. ...............................      252,973
 *  250,000 NKK Corp. .............................................      687,961
     50,000 Nomura Securities......................................      982,801
     40,000 Obayashi Corp. ........................................      316,462
     35,000 Omron Corp. ...........................................      780,835
     35,000 Onward Kashiyama.......................................      522,850
     90,000 Ricoh Co...............................................      919,902
     10,000 Rohm Co................................................      610,319
     25,000 Sanwa Bank.............................................      484,029
     20,000 Shin Etsu Chemical Co. ................................      412,776
     50,000 SXL Corp...............................................      501,228

                                       8
                                               See Notes to Financial Statements

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
     20,000 TDK Corp. ............................................   $ 1,014,251
     25,000 Tokio Marine & Fire Insurance Co. ....................       285,012
     13,000 Tokyo Electron........................................       554,496
     18,000 Tokyu Corp. ..........................................       125,071
     75,000 Tokyu Department Store................................       464,373
     65,000 Toshiba Corp. ........................................       468,260
 *   20,000 Toyota Motor Corp. ...................................       395,086
     35,000 Yamanouchi Pharmarcy..................................       753,317
                                                                     -----------
                                                                      24,802,496
                                                                     -----------
            MALAYSIA 1.1%
    115,000 Commerce Asset Holding................................       557,548
    123,000 DCB Holdings..........................................       324,832
 *   30,750 DCB Holdings, Warrants................................        28,120
    155,000 Resorts World.........................................       757,588
                                                                     -----------
                                                                       1,668,088
                                                                     -----------
            MEXICO 1.2%
 *   71,000 Cemex.................................................       470,375
     56,000 Empresas..............................................       574,000
     10,010 Grupo Industria Maseca................................         6,270
     21,000 Telefonos de Mexico, SA...............................       693,000
                                                                     -----------
                                                                       1,743,645
                                                                     -----------
            NETHERLANDS 3.3%
     10,127 Aegon.................................................       412,760
      7,000 KLM...................................................       240,351
     12,609 International Nederlanden Group.......................       825,390
     27,500 Philips Electronic....................................     1,081,795
     17,500 Philips Electronics, Inc. ............................       684,687
      1,300 Royal Dutch Petroleum Co..............................       166,888
      3,900 Unilever..............................................       515,408
      7,000 Ver Ned Uitgevers.....................................       987,772
                                                                     -----------
                                                                       4,915,051
                                                                     -----------
            NORWAY 1.0%
     12,000 Kvaerner..............................................       376,825
      6,500 Orkla.................................................       312,294
    100,000 Uni Storebrand........................................       543,257
     21,000 Unitor................................................       273,669
                                                                     -----------
                                                                       1,506,045
                                                                     -----------
            PHILIPPINES 0.1%
      2,500 Philippine Long Distance Telephone....................       140,000
                                                                     -----------

                                       9
                                               See Notes to Financial Statements

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
            PORTUGAL 0.5%
 *   22,000 Investec..............................................   $   435,356
     42,300 Portucel Industrial, SA...............................       260,568
                                                                     -----------
                                                                         695,924
                                                                     -----------
            SINGAPORE 2.0%
     66,000 Cycle & Carriage......................................       580,220
     75,000 Fraser & Neave........................................       893,300
    113,000 Overseas Union Bank...................................       717,015
    140,000 Singapore Land........................................       838,710
                                                                     -----------
                                                                       3,029,245
                                                                     -----------
            SOUTH KOREA 0.8%
 *      202 Samsung Electric......................................        12,877
 *   20,374 Samsung Electric Co...................................     1,212,253
                                                                     -----------
                                                                       1,225,130
                                                                     -----------
            SPAIN 0.4%
     14,400 Banco Santander.......................................       671,778
                                                                     -----------
            SWEDEN 3.9%
     22,500 Astra.................................................       827,168
     45,000 Celsius...............................................       926,703
      3,880 Ericsson (LM) Telephone...............................        91,444
     40,000 Ericsson (LM) Telephone, Series B.....................       942,720
     10,000 Hoganas...............................................       289,833
    240,000 Rottneros.............................................       289,223
     50,000 Skandinavska Enskilda Banken..........................       388,986
     14,400 Skanska, AB, Series B.................................       494,241
     40,000 Stadshypotek..........................................       805,431
     35,000 Stora Kopparbergs.....................................       445,809
     13,400 Svedala Industrial....................................       371,001
                                                                     -----------
                                                                       5,872,559
                                                                     -----------
            SWITZERLAND 5.0%
 *    1,500 Adia..................................................       260,315
      1,640 Alusuisse Lonza Holdings..............................     1,330,974
        240 Baloise Holdings......................................       484,900
      5,000 CS Holdings...........................................       474,266
      1,600 Ciba Geigy............................................     1,426,457
      6,600 Logitech International................................       656,912
        750 Nestle................................................       799,447
        400 Publicitas Holdings...................................       374,309
        500 Schindler Holdings....................................       501,914
        650 Schweizerischer Bankverein............................       258,783
        450 SGS Holding...........................................       846,023
                                                                     -----------
                                                                       7,414,300
                                                                     -----------

                                       10
                                               See Notes to Financial Statements

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Number of
 Shares     Description                                             Market Value
--------------------------------------------------------------------------------
            TAIWAN 0.1%
     25,000 Walsin Lihwa Corp....................................   $   226,250
                                                                    -----------
            THAILAND 0.9%
     90,000 National Financial & Securities......................       382,751
     11,000 Siam Cement..........................................       529,014
 *  135,000 Telecomasia..........................................       418,521
                                                                    -----------
                                                                      1,330,286
                                                                    -----------
            UNITED KINGDOM 10.8%
    150,000 Astec................................................       279,011
    114,000 BAA..................................................       856,920
     75,000 Barclays.............................................       903,628
     50,000 BOC Group............................................       673,224
    147,000 British Petroleum Co. ...............................     1,157,861
     40,000 British Telecom......................................       230,557
 *  190,000 Cable & Wireless.....................................     1,319,121
     20,000 De La Rue............................................       202,082
    129,000 Dixons Group.........................................       814,643
     48,000 Eurotherm............................................       419,596
     40,000 Farnell Electronic...................................       415,187
    250,000 FKI..................................................       635,334
     38,600 General Accident.....................................       392,678
     10,000 Glaxo Wellcome.......................................       133,420
     93,500 Granada Group........................................       916,105
        705 Inchcape.............................................         2,536
     35,000 London Electricity...................................       494,297
     40,000 Marks & Spencer......................................       270,361
     50,000 National Westminster.................................       511,712
    125,000 Next.................................................       853,491
     37,500 Reed International...................................       599,931
     88,000 Reuters Holdings.....................................       830,557
     49,000 Sainsbury............................................       288,434
    260,000 Senior Engineering...................................       378,139
     49,000 Severn Trent.........................................       500,352
     11,500 Shell Transportation & Trading.......................       141,725
     50,000 Smithkline Beecham...................................       531,614
    100,000 Standard Chartered...................................       929,271
     75,000 Tesco................................................       329,532
                                                                    -----------
                                                                     16,011,319
                                                                    -----------
            UNITED STATES 26.7%
 *    5,700 Adaptec, Inc.........................................       267,187
      2,800 Aetna Life...........................................       205,450
     11,900 Allstate Corp........................................       487,900

                                       11
                                               See Notes to Financial Statements

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
      3,400 Aluminum Co. America..................................  $   198,900
      3,500 American Radio System Corp............................       79,625
      3,400 Amgen, Inc............................................      168,725
 *    5,100 Analog Devices, Inc...................................      188,700
      3,500 Applied Materials, Inc................................      170,187
      3,400 AT & T Corp...........................................      224,400
     10,700 Bank of Boston Corp...................................      496,212
      3,500 Bank of New York, Inc.................................      164,937
      7,000 BankAmerica Corp......................................      445,375
      1,700 BayBanks, Inc.........................................      141,100
 *    8,350 Bay Networks, Inc.....................................      375,750
      4,400 Boeing Co. ...........................................      320,650
      2,700 Bowater, Inc..........................................      107,325
      4,000 Bristol Myers Squibb Co...............................      321,000
      1,000 Burlington Northington................................       80,625
 *    3,400 Cabletron Systems, Inc................................      282,200
 *    3,900 Cadence Design Systems, Inc...........................      140,400
      2,400 Case Corp. ...........................................      100,200
 *    9,600 Cellular Communications, Inc..........................      459,600
      8,300 Chemical Banking Corp.................................      498,000
      4,000 Circon Corp...........................................       87,750
 *    6,600 Cisco Systems, Inc. ..................................      555,225
      2,500 Citicasters, Inc......................................       80,625
      5,100 Citicorp..............................................      360,825
 *      800 Coherent, Inc.........................................       33,600
 *    4,500 Community Health System, Inc..........................      154,125
 *    9,400 Compaq Computer Corp..................................      465,300
     11,300 Computer Associates International, Inc................      740,150
     12,400 ConAgra, Inc..........................................      494,450
      3,400 Conrail, Inc..........................................      237,575
 *    5,800 Consolidated Stores Corp..............................      143,550
 *   10,600 Cox Communications, Inc., Class A.....................      212,000
      6,600 CPC International, Inc................................      453,750
      1,000 CSX Corp..............................................       87,625
 *    4,500 Cytec Industries, Inc.................................      288,000
 *    8,100 Dell Computer Corp....................................      358,425
      3,400 Disney (Walt) Co......................................      204,425
      6,100 Dover Corp............................................      237,137
 *    6,200 DST Systems, Inc......................................      179,025
 *   12,600 Eckerd Corp...........................................      537,075
 *    8,100 Emmis Broadcasting Corp...............................      218,700

                                       12
                                               See Notes to Financial Statements

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
 *    8,100 Evergreen Media Co....................................  $    196,425
      7,200 Exxon Corp............................................       557,100
     10,900 Federal National Mortgage Association.................     1,193,550
 *    7,900 Federated Dept. Stores, Inc...........................       230,088
      4,000 First Data Corp.......................................       284,000
 *    5,500 Foundation Health Corp................................       251,625
      5,800 Franklin Resources, Inc...............................       306,675
      6,800 Frontier Corp.........................................       175,950
 *    2,700 FTP Software, Inc.....................................        82,012
      3,600 Gap, Inc..............................................       162,900
 *    4,600 Gateway 2000, Inc.....................................       127,075
     18,100 General Nutrition Co., Inc............................       400,463
      5,300 Genzyme Corp..........................................       345,825
 *      500 Glenayre Technologies, Inc............................        28,625
 *    6,000 Grand Casinos, Inc....................................       220,500
     15,500 Green Tree Financial Corp.............................       437,875
      6,300 Greenfield Industries, Inc............................       193,725
      5,100 Guidant Corp..........................................       190,613
      3,300 Halliburton Co........................................       143,138
 *    5,600 Harnischfeger Industries, Inc.........................       189,700
 *    7,650 Health Management Association, Inc., Class A..........       202,725
      3,200 Hercules, Inc.........................................       175,600
 *      700 Hollywood Entertainment Corp..........................        11,288
      4,400 Illinois Central Corp.................................       178,200
      5,600 Illinois Tool Works, Inc..............................       354,900
        400 IMC Global, Inc.......................................        30,950
      3,800 Intel Corp............................................       231,325
 *    6,300 International Rectifier Corp..........................       312,637
      3,300 James River Corp......................................       103,950
      6,200 Johnson & Johnson.....................................       537,075
      1,500 Johnson Controls, Inc.................................       103,875
 *    2,900 KLA Instruments Corp..................................       100,050
      3,700 Komag, Inc............................................       196,562
 *   15,800 Kroger Co.............................................       529,300
 *    3,100 LAM Research Corp.....................................       169,725
     16,000 LG Chemical, Ltd......................................       350,080
 *    6,600 Lincare Holdings, Inc.................................       176,550
      5,200 Linear Technology Corp................................       235,300
 *    2,400 Litton Industries, Inc................................       107,700
 *    3,400 LSI Logic Corp........................................       142,375

                                       13
                                               See Notes to Financial Statements

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
      8,500 Marriott International, Inc...........................  $    316,625
      2,800 Maxicare Health Plans, Inc............................        61,250
     25,500 MCI Communications Corp...............................       682,125
 *    3,400 Medic Computer System, Inc............................       217,600
 *    1,600 Medisense, Inc........................................        41,200
      6,000 Medtronic, Inc........................................       329,250
      5,700 Merck & Co. Inc.......................................       352,688
     15,450 Mercury Financial Co..................................       220,163
 *    5,000 Microsoft Corp........................................       435,625
      6,000 Mobil Corp............................................       626,250
      3,000 Monsanto Co...........................................       343,500
      3,900 Nautica Enterprises, Inc..............................       138,450
      3,800 Nellcor Puritan Bennett, Inc..........................       218,500
 *    5,100 Nine West Group, Inc..................................       226,313
 *    1,300 Northwest Airlines Corp., Class A.....................        65,488
 *    5,000 Oak Technology, Inc...................................       235,000
     13,800 Office Max, Inc.......................................       313,950
      5,800 Omnicom Group, Inc....................................       387,150
 *    3,100 Oracle System Corp....................................       140,663
 *    1,800 Pairgain Technologies, Inc............................        90,675
     13,400 Panhandle Eastern Corp................................       380,225
      2,400 Parker Hannifin Corp..................................        88,200
      7,100 Penncorp Financial Group, Inc.........................       197,025
     13,900 Pepsico, Inc..........................................       767,975
     21,400 Philip Morris Companies, Inc..........................     1,877,850
     17,300 Praxair, Inc..........................................       503,863
      6,000 Reliastar Financial Corp..............................       259,500
 *    4,300 Renal Treatment Centers, Inc. ........................       173,612
 *   13,000 Safeway Inc...........................................       604,500
     11,300 Schering-Plough Corp..................................       648,338
 *    5,500 SCI Systems, Inc......................................       184,250
      5,600 Scott Paper Co........................................       319,900
 *    4,000 Seagate Technology, Inc...............................       211,000
      9,800 Sears Roebuck & Co....................................       385,875
     12,700 Service Corp. International...........................       515,938
      3,400 Sigma Aldrich.........................................       167,450
 *   14,900 Smith International, Inc..............................       251,437
      2,400 Snap On, Inc..........................................       106,200
     12,200 Sprint Corp...........................................       488,000
 *    5,300 S3, Inc...............................................       100,038
      7,050 SunAmerica, Inc.......................................       332,231

                                       14
                                               See Notes to Financial Statements

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                           Market Value
-------------------------------------------------------------------------------
 *      100 Sun Microsystems, Inc. ............................   $      8,413
 *    9,000 Symantec Corp......................................        238,500
      5,800 Terra Industries, Inc..............................         79,025
      1,100 Texaco Inc.........................................         81,400
      1,400 Textron, Inc.......................................        107,275
 *    6,800 3Com Corp..........................................        311,100
 *   11,700 Trump Hotels & Casino Resorts......................        222,300
 *      300 UAL Corp...........................................         62,775
      2,000 Union Carbide Corp. ...............................         79,250
      2,600 United Technologies Corp...........................        243,750
 *   11,100 United Waste Systems, Inc..........................        442,613
      5,800 Upjohn Co..........................................        208,075
 *    2,000 US Robotics Corp...................................        219,500
 *    3,500 Varity Corp........................................        135,625
 *    5,900 Viacom, Inc., Class B..............................        284,675
 *    7,300 Watson Pharmaceuticals, Inc. ......................        344,013
        900 Williams Companies, Inc............................         37,800
 *   16,600 WorldCom, Inc......................................        539,500
                                                                  ------------
                                                                    39,673,277
                                                                  ------------
            TOTAL COMMON STOCKS AND EQUIVALENTS (Cost
             $127,569,995).....................................    139,028,037
                                                                  ------------
 Principal
   Amount
 ---------- CONVERTIBLE CORPORATE OBLIGATIONS 0.9%
 $  290,000 Acer, Inc., 4.00%, 6/10/01.........................        838,100
    400,000 United Micro, 1.25%, 06/08/04......................        529,000
                                                                  ------------
            TOTAL CONVERTIBLE CORPORATE OBLIGATIONS (Cost
             $1,461,425).......................................      1,367,100
                                                                  ------------
            REPURCHASE AGREEMENT + 6.0%
  6,500,000 Swiss Bank Corp. Government Securities, Inc.,
             5.875%, due 12/01/95, repurchase proceeds
             $6,501,061........................................      6,500,000
  2,330,000 Swiss Bank Corp. Government Securities, Inc.,
             5.890%, due 12/01/95, repurchase proceeds
             $2,330,381........................................      2,330,000
                                                                  ------------
            TOTAL REPURCHASE AGREEMENTS (Cost $8,830,000)......      8,830,000
                                                                  ------------
 TOTAL INVESTMENTS (Cost $137,861,420) 100.4%...................   149,225,137
 OTHER ASSETS AND LIABILITIES, NET (0.4%).......................      (542,672)
                                                                  ------------
 NET ASSETS 100%................................................  $148,682,465
                                                                  ------------

*Non-income producing security
+dated 11/30/95, collateralized by U.S. Government obligations in a pooled cash account

                                       15
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $137,861,420).................  $149,225,137
Foreign currency, at market value (Cost $447,714)................       440,242
Cash.............................................................         7,150
Receivable for investments sold..................................     2,788,479
Interest and dividends receivable................................       264,609
Receivable for Fund shares sold..................................       188,846
Net unrealized appreciation of forward currency exchange
contracts........................................................       136,704
Other assets.....................................................       105,037
                                                                   ------------
 TOTAL ASSETS....................................................   153,156,204
                                                                   ------------
LIABILITIES
Payable for investments purchased................................     3,790,841
Payable for Fund shares redeemed.................................       240,845
Due to Distributor...............................................       122,556
Due to Adviser...................................................       121,974
Due to shareholder service agent.................................        79,046
Deferred Trustees' compensation..................................         7,925
Accrued expenses and other payables..............................       110,552
                                                                   ------------
 TOTAL LIABILITIES...............................................     4,473,739
                                                                   ------------
NET ASSETS, equivalent to $12.73 per share for Class A, $12.38 per share for Class B, and $12.49 per share for Class C shares..  $148,682,465
                                                                   ------------
NET ASSETS WERE COMPRISED OF
Shares of beneficial interest, at par; 5,373,233 Class A,
 5,919,123 Class B and 561,121 Class C shares outstanding........  $     11,853
Capital surplus..................................................   132,824,673
Undistributed net realized gain on securities....................     5,138,791
Net unrealized appreciation (depreciation) of securities
 Investments.....................................................    11,363,717
 Forward currency exchange contracts.............................       136,704
 Foreign currency................................................        (7,472)
 Other foreign denominated assets and liabilities................        (3,297)
Accumulated net investment loss..................................      (782,504)
                                                                   ------------
NET ASSETS.......................................................  $148,682,465
                                                                   ------------

                                       16
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                 Six Months Ended November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of $130,877 of foreign taxes withheld at source)...  $ 1,019,139
Interest..........................................................      132,930
                                                                    -----------
 Total investment income..........................................    1,152,069
                                                                    -----------
EXPENSES
Management fees...................................................      708,200
Shareholder service agent's fees and expenses.....................      424,960
Accounting services...............................................       15,187
Service fees--Class A.............................................       80,753
Distribution and service fees--Class B............................      351,044
Distribution and service fees--Class C............................       34,145
Trustees' fees and expenses.......................................       22,266
Audit fees........................................................       25,534
Custodian fees....................................................      120,330
Legal fees........................................................        1,098
Reports to shareholders...........................................       29,910
Registration and filing fees......................................       44,470
Organization expenses.............................................        7,311
                                                                    -----------
 Total expenses...................................................    1,865,208
                                                                    -----------
 Net investment loss..............................................     (713,139)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain on securities
 Investments......................................................    6,438,051
 Foreign currency and forward currency exchange contracts.........    2,433,663
Net unrealized appreciation (depreciation) of securities during the period
 Investments......................................................    2,072,288
 Foreign currency.................................................      (14,330)
 Forward currency exchange contracts..............................       74,099
 Other foreign denominated assets and liabilities.................        4,490
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................   11,008,261
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $10,295,122
                                                                    -----------

                                       17
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                                  (Unaudited)

--------------------------------------------------------------------------------

                                                 Six Months Ended    Year Ended
                                                November 30, 1995  May 31, 1995
--------------------------------------------------------------------------------
NET ASSETS, beginning of period ..............       $131,365,013  $ 95,717,344
                                                     ------------  ------------
OPERATIONS
 Net investment loss..........................           (713,139)     (918,859)
 Net realized gain (loss) on securities.......          8,871,714    (1,653,364)
 Net unrealized appreciation of securities
  during the period...........................          2,136,547     6,127,108
                                                     ------------  ------------
 Increase in net assets resulting from
  operations..................................         10,295,122     3,554,885
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM EXCESS OF
 BOOK-BASIS NET REALIZED GAIN ON SECURITIES
 Class A......................................                 --    (1,311,980)
 Class B......................................                 --    (1,438,472)
 Class C......................................                 --      (155,182)
                                                     ------------  ------------
                                                               --    (2,905,634)
                                                     ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A......................................         19,227,740    42,797,541
 Class B......................................         10,324,737    29,086,706
 Class C......................................          1,401,297     4,030,850
                                                     ------------  ------------
                                                       30,953,774    75,915,097
                                                     ------------  ------------
 Proceeds from shares issued for distributions
 reinvested
 Class A......................................                 --     1,240,023
 Class B......................................                 --     1,341,370
 Class C......................................                 --       131,350
                                                     ------------  ------------
                                                               --     2,712,743
                                                     ------------  ------------
 Cost of shares redeemed
 Class A......................................        (15,692,960)  (26,555,840)
 Class B......................................         (6,721,041)  (14,514,920)
 Class C......................................         (1,517,443)   (2,558,662)
                                                     ------------  ------------
                                                      (23,931,444)  (43,629,422)
                                                     ------------  ------------
  Increase in net assets resulting from
  capital transactions........................          7,022,330    34,998,418
                                                     ------------  ------------
INCREASE IN NET ASSETS........................         17,317,452    35,647,669
                                                     ------------  ------------
NET ASSETS, end of period (including
 accumulated net investment loss of $782,504
 and $69,365, respectively)...................       $148,682,465  $131,365,013
                                                     ------------  ------------

                                       18
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the
                         periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                Class A
                          -------------------------------------------------------
                            Six Months                                     Aug. 5
                                 Ended      Year Ended May 31        1991(/1/) to
                          November 30,  ----------------------------      May 31,
                                  1995  1995(/2/)    1994  1993(/2/)    1992(/2/)
---------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value,
beginning of period.....        $11.79     $11.67  $10.76   $10.44      $ 9.33
                                ------     ------  ------   ------      ------
INCOME FROM INVESTMENT
OPERATIONS
 Investment income......           .10        .23     .26     .235         .21
 Expenses...............          (.14)      (.27)   (.32)    (.29)      (.185)
                                ------     ------  ------   ------      ------
Net investment income
(loss)..................          (.04)      (.04)   (.06)   (.055)       .025
Net realized and
 unrealized gain on
 securities.............           .98        .42  1.0125    .7775       1.145
                                ------     ------  ------   ------      ------
Total from investment
operations..............           .94        .38   .9525    .7225        1.17
                                ------     ------  ------   ------      ------
LESS DISTRIBUTIONS FROM
 Net realized gains on
 securities.............            --         --  (.0425)  (.4025)       (.06)
 Excess of book-basis
 net realized gain on
 securities.............            --       (.26)     --       --          --
                                ------     ------  ------   ------      ------
Total distributions.....            --       (.26) (.0425)  (.4025)       (.06)
                                ------     ------  ------   ------      ------
Net asset value, end of
period..................        $12.73     $11.79  $11.67   $10.76      $10.44
                                ------     ------  ------   ------      ------
TOTAL RETURN (/4/)......         8.07%      3.36%   9.17%    7.13%      12.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
period (millions).......         $68.4      $60.1   $41.8    $12.7        $8.4
Average net assets
(millions)..............         $64.6      $54.5   $25.8     $9.2        $6.2
Ratios to average net
assets (annualized)(/3/)
 Expenses...............         2.22%      2.29%   2.46%    2.93%       2.07%
 Expenses, without
 expense reimbursement..            --         --      --    3.28%          --
 Net investment income
 (loss).................         (.59%)     (.35%)  (.46%)   (.57%)       .29%
 Net investment loss,
  without expense
  reimbursement.........            --         --      --    (.92%)         --
Portfolio turnover rate.           54%       120%    116%     120%        135%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) See Note 2.
(4) Total return for periods of less than one year have not been annualized. Total return does not consider the effect of sales charges.

                                       19
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                Class B
                          --------------------------------------------------------
                            Six Months                                    Nov. 15,
                                 Ended      Year Ended May 31         1991(/1/) to
                          November 30,  ----------------------------       May 31,
                                  1995  1995(/2/)    1994  1993(/2/)     1992(/2/)
-----------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value,
beginning of period.....        $11.50     $11.48  $10.67     $10.46        $ 9.78
                                ------     ------  ------     ------        ------
INCOME FROM INVESTMENT
OPERATIONS
 Investment income......           .09        .22     .22       .235           .16
 Expenses...............          (.17)      (.35)   (.35)      (.37)        (.165)
                                ------     ------  ------     ------        ------
Net investment loss.....          (.08)      (.13)   (.13)     (.135)        (.005)
Net realized and
unrealized gain on
securities..............           .96        .41   .9825      .7475          .745
                                ------     ------  ------     ------        ------
Total from investment
operations..............           .88        .28   .8525      .6125           .74
                                ------     ------  ------     ------        ------
LESS DISTRIBUTIONS FROM
 Net realized gains on
 securities ............            --         --  (.0425)    (.4025)         (.06)
 Excess of book-basis
 net realized gain on
 securities.............            --       (.26)     --         --            --
                                ------     ------  ------     ------        ------
Total distributions.....            --       (.26) (.0425)    (.4025)         (.06)
                                ------     ------  ------     ------        ------
Net asset value, end of
period..................        $12.38     $11.50  $11.48     $10.67        $10.46
                                ------     ------  ------     ------        ------
TOTAL RETURN (/4/)......         7.65%      2.62%   8.21%      6.15%         7.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
period (millions).......         $73.3      $64.7   $48.8       $6.9          $1.2
Average net assets
(millions)..............         $70.2      $59.4   $26.4       $2.8          $0.5
Ratios to average net
assets (annualized)(/3/)
 Expenses...............         2.98%      3.05%   3.21%      3.88%         3.11%
 Expenses, without
  expense reimbursement.            --         --      --      4.50%            --
 Net investment loss....        (1.36%)    (1.11%) (1.19%)    (1.41%)        (.12%)
 Net investment loss,
 without expense
  reimbursement.........            --         --      --     (2.02%)           --
Portfolio turnover rate.           54%       120%    116%       120%          135%

(1) Commencement of offering of shares.
(2) Based on average month-end shares outstanding.
(3) See Note 2.
(4) Total return for periods of less than one year have not been annualized. Total return does not consider the effect of sales charges.

                                       20
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                       Class C
                                         -------------------------------------
                                           Six Months       Year      June 21,
                                                Ended      Ended  1993(/1/) to
                                         November 30,    May 31,       May 31,
                                                 1995  1995(/2/)     1994(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....       $11.61     $11.59        $10.29
                                               ------     ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income......................          .10        .22           .24
 Expenses...............................         (.18)      (.35)         (.37)
                                               ------     ------        ------
Net investment loss.....................         (.08)      (.13)         (.13)
Net realized and unrealized gain on
securities..............................          .96        .41        1.4725
                                               ------     ------        ------
Total from investment operations........          .88        .28        1.3425
                                               ------     ------        ------
LESS DISTRIBUTIONS FROM
 Net realized gains on securities ......           --         --        (.0425)
 Excess of book-basis net realized gain
 on securities..........................           --       (.26)           --
                                               ------     ------        ------
Total distributions.....................           --       (.26)       (.0425)
                                               ------     ------        ------
Net asset value, end of period..........       $12.49     $11.61        $11.59
                                               ------     ------        ------
TOTAL RETURN (/3/)......................        7.58%      2.60%        13.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....         $7.0       $6.6          $5.1
Average net assets (millions)...........         $6.8       $6.2          $2.4
Ratios to average net assets
(annualized)
 Expenses...............................        2.99%      3.05%         3.21%
 Net investment loss....................       (1.36%)    (1.13%)       (1.15%)
Portfolio turnover rate.................          54%       120%          116%

(1) Commencement of offering of shares.
(2) Based on average month-end shares outstanding.
(3) Total return for periods of less than one year have not been annualized. Total return does not consider the effect of sales charges.

                                       21
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                  (Unaudited)

-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital World Portfolio Series Trust (formerly American Capital World Portfolio Series) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which offers shares in two separate portfolios, one of which is described in this report: Van Kampen American Capital Global Equity Fund (the "Fund"). The investment objective of the Fund is to provide long-term growth of capital through investments in an internationally diversified portfolio of equity se-curities. Investments in foreign securities involve certain risks not ordinar-ily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic develop-ments, and the possible imposition of exchange controls or other foreign gov-ernmental laws or restrictions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the most recent bid price. Securities for which market quotations are not readily available are valued at fair value under a method approved by the Board of Trustees.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                  (Unaudited)

-------------------------------------------------------------------------------

C. FOREIGN CURRENCY TRANSLATION-The market values of foreign securities, for-ward currency exchange contracts and other assets and liabilities stated in foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. The cost of securities is determined using his-torical exchange rates. Income and expenses are translated at prevailing ex-change rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency in-cludes the net realized amount from the sale of currency and the amount real-ized between trade date and settlement date on security transactions.

D. FORWARD CURRENCY EXCHANGE CONTRACTS-The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign cur-rency exchange rates on its foreign portfolio holdings or settle transactions. A forward currency exchange contract is a commitment to buy or sell a foreign security at a set price on a future date. Changes in the value of the contract are recognized by marking the contract to market on a daily basis to reflect current currency translation rates. The Fund realizes gains or losses at the time the forward currency exchange contract is closed. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. FUTURES CONTRACTS-Transactions in futures contracts are utilized in strate-gies to manage the market risk of the Fund's investments by increasing or de-creasing the percentage of assets effectively invested. The purchase of a futures contract increases the impact on net asset value of changes in the market price of investments. There is also a risk that the market movement of such instruments may not be in the direction forecasted.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are in-curred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are real-ized. The cost of securities acquired through delivery under a contract is ad-justed by the unrealized gain or loss on the contract.

                                  (Unaudited)

-------------------------------------------------------------------------------

F. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders. In the 1995 fiscal year, the Fund designated $1,241,000 as a capital gain dividend for the purpose of the dividend paid deduction. Additionally, approximately $3.7 million of post October losses are deferred for tax purposes to the 1996 fiscal year.

G. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date or when information becomes available, which-ever is later. Interest income is accrued daily.
  Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and realized gains generated from foreign investments. Such withholding taxes are reflected on the Statement of Operations as a re-duction of the related income or gain.

H. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may result in dividends or distributions in excess of finan-cial statement earnings.

I. ORGANIZATION COSTS-Organization expenses of approximately $75,000 were de-ferred and are being amortized over a five year period ending September, 1996.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager to the Fund. The Adviser has entered into a subadvisory agreement with John Govett & Co., Ltd. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments in foreign securities. Management fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its management fee to the Subadviser.
  Under the terms of the advisory agreement, if the total ordinary business expenses of the Fund, exclusive of taxes, interest and distribution plans, ex-ceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the Adviser will reimburse the Fund for the excess. Such reimbursement shall be made monthly. The most

                                  (Unaudited)

-------------------------------------------------------------------------------
restrictive expense limitation in effect was California's which aggregated 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of the average daily net assets in excess of $100 million. No reimbursement was made during the current peri-od.
  ACCESS Investor Services, an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, such fees aggregated $362,937.
  The Fund was advised that Van Kampen American Capital Distributors, Inc.
(the "Distributor") and Advantage Capital Corporation (the "Retail Dealer"), both affiliates of the Adviser, received $17,763 and $12,303, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. Class B and Class C shares pay an additional fee of up to
 .75% per annum of their average daily net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed ex-penses incurred by the Distributor under the Class B and Class C plans aggre-gated approximately $1.9 million and $95,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent de-ferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees were for services rendered by O'Melveny & Myers, counsel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $75,659,146 and $74,698,321, re-spectively.
  For federal income tax purposes, the identified cost of portfolio securities and foreign currency was $138,382,660. Net unrealized appreciation aggregated $11,282,719, gross unrealized appreciation aggregated $17,157,150 and gross unrealized depreciation aggregated $5,874,431.

                                  (Unaudited)

-------------------------------------------------------------------------------
  At the end of the period, the Fund held the following open forward currency exchange contracts:

                                                                      Unrealized
                                           Settlement U.S. Dollar   Appreciation
CURRENCY (000)                                   Date       Value (Depreciation)
--------------------------------------------------------------------------------
Japanese Yen
 296,760 (Receivable).....................   9/24/96  $ 3,040,292    $(40,292)
 481,450 (Receivable).....................  11/13/96    4,965,233      34,767
 478,700 (Receivable).....................  11/13/96    4,936,872      63,128
 474,300 (Receivable).....................  11/13/96    4,891,494     108,506
Swedish Krona
 10,302 (Receivable)......................  11/13/96    1,529,405     (29,405)
                                                      -----------    --------
                                                      $19,363,296    $136,704
                                                      -----------    --------

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $779 plus a fee of $22 per day for Board and Committee meetings attended. During the period, such fees aggregated $10,704.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered by the Plan elects to be credited with an earning component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Class B and Class C shares au-tomatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                  (Unaudited)

-------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of $.001 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                 Six Months Ended    Year Ended
                                                November 30, 1995  May 31, 1995
--------------------------------------------------------------------------------
Shares sold
  Class A......................................         1,538,354     3,727,775
  Class B......................................           846,737     2,555,706
  Class C......................................           113,929       350,959
                                                       ----------    ----------
                                                        2,499,020     6,634,440
                                                       ----------    ----------
Shares issued for distributions reinvested
  Class A......................................                --       114,288
  Class B......................................                --       126,187
  Class C......................................                --        12,253
                                                       ----------    ----------
                                                               --       252,728
                                                       ----------    ----------
Shares redeemed
  Class A......................................        (1,259,401)   (2,333,611)
  Class B......................................          (552,285)   (1,306,968)
  Class C......................................          (124,542)     (229,693)
                                                       ----------    ----------
                                                       (1,936,228)   (3,870,272)
                                                       ----------    ----------
Increase in shares outstanding.................           562,792     3,016,896
                                                       ----------    ----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 31, 1995, the reorganization became effective.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
PHILIP P. GAUGHAN
LINDA H. HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
DAVID REES
JEROME L. ROBINSON
LAWRENCE J. SHEEHAN
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President
CURTIS W. MORELL
Vice President and Treasurer
DENNIS J. MCDONNELL
JEFF NEW
ROBERT C. PECK, JR.
JOHN R. REYNOLDSON
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents
TANYA M. LODEN
Vice President and Controller
RONALD A. NYBERG
Vice President and Secretary
NICHOLAS DALMASO
HUEY P. FALGOUT, JR.
SCOTT E. MARTIN
WESTON B. WETHERELL
Assistant Secretaries
PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers
INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.
Houston, Texas 77056

INVESTMENT SUBADVISER
JOHN GOVETT & CO., LTD.
Shackleton House
4 Battle Bridge Lane
London, SE1 2HR England

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT
ACCESS INVESTORS SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02110

COUNSEL
O'MELVENY & MYERS
400 South Hope Street
Los Angeles, California 90071

(C)Van Kampen American Capital Distributors, Inc., 1995
   All rights reserved.
SM denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Management Review.................   4
     Portfolio of Investments....................   6
     Statement of Assets and Liabilities.........   7
     Statement of Operations.....................   8
     Statement of Changes in Net Assets..........   9
     Financial Highlights........................  10
     Notes to Financial Statements...............  13

    GGS SAR 1/96

                            LETTER TO SHAREHOLDERS




                                [PHOTO OF] DENNIS J. MCDONNELL AND DON G. POWELL
January 10, 1996

Dear Shareholder:
  The second half of 1995 has been very positive for most investors. In addi-tion to the strong performance in the U.S. markets, many foreign bond and stock markets have made attractive gains for the period ended November 30, 1995.
  The year has been additionally gratifying for those investors who weathered the difficult markets of 1994 and maintained a long-term perspective. It serves as a reminder of how a long-term investment strategy--one that includes a well-rounded portfolio of domestic and foreign investments--can help in-crease the overall stability and return of an investor's portfolio.

ECONOMIC OVERVIEW
  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the U.S. economy slowed significantly in 1995. As a result, U.S. interest rates declined and the value of many fixed-income investments rose. Likewise, after struggling through most of 1994, the U.S. stock market climbed through the year, with the Dow Jones Industrial Average and the S&P 500-Stock Index gaining over 30 percent year-to-date.
  Abroad, bond markets in a number of industrialized countries also rallied throughout the year. Those countries regarded as being in the U.S. dollar bloc performed well, particularly in Canada and Australia. These markets are highly influenced by events in the United States and have tended to mirror its eco-nomic trends. Year-to-date, Canadian and Australian bond markets provided re-turns, in dollar terms, of 22.27 percent and 14.16 percent respectively, according to the J.P. Morgan Global Bond Market Index.
  In regard to foreign stock markets, the larger European markets, such as the United Kingdom and Germany, lagged the smaller European markets due to their tight monetary policy (keeping short-term rates relatively high), which was driven by their fear of inflation. Among the smaller European stock markets, such as Switzerland and Sweden, stocks on average have appreciated in dollar terms by 37.18 percent and 34.88 percent respectively, year-to-date, according to the Morgan Stanley Capital International Switzerland and Sweden Indexes.
  After declining sharply against the Japanese yen and German mark for more than a year, the U.S.dollar began to stabilize and even appreciate against these currencies during the second half of 1995. A strong U.S. dollar tends to be positive for foreign economies because it makes their goods and services more affordable for U.S. consumers. Japan, in particular, welcomed the dol-lar's recent appreciation, as its economy continued to struggle through a deep recession. For Americans investing in these countries, a stronger U.S. dollar may have reduced their returns, which are influenced by differences in ex-change rates, if their portfolios were not strategically diversified.

                                                          Continued on page two

ECONOMIC OUTLOOK
  We believe foreign markets will continue to be influenced by U.S. interest rate movements and trends in corporate profitability and foreign exchange rates. This was recently apparent when several countries, including France, En-gland, and Germany, lowered short-term interest rates in early December. We be-lieve this reflects a global trend toward lower interest rates, as inflation fears continue to subside around the world. With business activity in the U.S. and other countries slowing, we look for Europe and developing markets to offer the greatest growth opportunities. We are optimistic about Japan's economy, as it seeks to take advantage of a weaker yen, recover from a banking crisis, and become more efficient in its core businesses.
  Once again, we believe it is important to remember that financial markets will inevitably experience fluctuations, but by maintaining a long-term invest-ment perspective, you may ride the highs and lows of the markets more easily. And, at the same time, keep in mind the long-term benefits of global investing, including broad diversification and exposure to, what we believe, will be the world's top performing markets.
  On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.
  Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,

[SIGNATURE OF]                   [SIGNATURE OF]
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1995

         VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND

                                                     A SHARES  B SHARES C SHARES

TOTAL RETURNS
Six-month total return based on NAV/1/..............    4.42%     4.03%    4.05%
Six-month total return/2/...........................   (0.52%)    0.03%    3.05%
One-year total return/2/............................    6.75%     7.23%   10.32%
Three-year average annual total return/2/...........    5.33%     5.41%      N/A
Life-of-Fund average annual total return/2/.........    4.38%     4.64%    4.94%
Commencement Date................................... 11/15/91  11/15/91 04/12/93

DISTRIBUTION RATE AND YIELD
Distribution Rate/3/................................    6.32%     5.89%    5.93%
SEC Yield/4/........................................    3.99%     3.51%    3.52%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

/3/Distribution Rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending as shown above.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW


         VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND
The following is an interview with the management team of Van Kampen American Capital Global Government Securities Fund. The Fund is co-managed by portfolio managers John R. Reynoldson, Van Kampen American Capital (U.S. holdings), Alan Doyle, John Govett & Co. Limited (international holdings), and Robert C. Peck, Jr., Van Kampen American Capital's executive vice president of fixed-income investments.

 Q WHAT HAS HAPPENED IN THE WORLD BOND MARKETS SINCE THE LAST REPORT TO
   SHAREHOLDERS (MAY 31, 1995)?

 A To review briefly, the first half of 1995 was characterized by a signifi-cant rally in the world's bond markets. During this time, U.S. economic growth was slower than in Europe and other parts of the world. The U.S. bond market outperformed other bond markets where growth rates were relatively higher. This is because higher economic growth rates are often accompanied by inflationary fears and rising interest rates.
  As the second half of the year progressed, however, relative growth profiles shifted: U.S. economic growth became relatively higher, as growth in other parts of the world decreased. As a result, bond market leadership began to re-verse. European and Japanese markets, which had been appreciating along with the U.S. bond market began to outperform the U.S. market.

 Q WHAT MARKET CONDITIONS HAD THE GREATEST IMPACT ON WORLD BOND MARKETS DUR-
   ING THE SIX MONTHS ENDED NOVEMBER 30, 1995?

     In general, two broad trends influenced global markets during the review
 A   period.
     First, outside the U.S., a broad economic slowdown became apparent. Growth in Europe, in particular, began to slow sharply. This--in combination with more moderate economic growth in the U.S.--contributed to a generally positive environment for the world's bond markets.
  Next, the U.S. dollar reversed its eighteen-month decline in value against other major currencies. During the second half of 1995, as European economic growth rates dropped below U.S. levels, the dollar began to stabilize and then to appreciate--particularly against the Japanese yen.

 Q HOW DID YOU POSITION THE FUND IN RESPONSE TO THE EVENTS OF THE PAST SIX
   MONTHS?

 A While exchange rate fluctuations have not been dramatic over the period, they have been significant enough to warrant a defensive position in U.S.
dollars. We maintained a relatively heavy position in the dollar over the pe-riod which proved beneficial. Next, we have increased the Fund's European bond market holdings in an effort to benefit from favorable economic and market conditions there. As the dollar stabilized and then began to rise against other currencies, the pressures within the European Exchange Rate Mechanism were reduced. This allowed smaller European bond markets to outperform those of Germany and the larger European states. To take advantage of this trend, the Fund maintained investments in several of these markets over the reporting period.
  Finally, in a similar fashion, other dollar bloc markets, such as New Zea-land and Australia, also appreciated faster than the U.S. market. To help cap-ture those returns, the Fund held investments in the Australian market--primarily during the latter part of the period under review.


Van Kampen American Capital   Q   HOW DID THE FUND PERFORM DURING THE SIX
    Global Government             MONTHS ENDED NOVEMBER 30, 1995?
     Securities Fund
                              A   Class A shares achieved a total return at
  Countries Represented           net asset value (without a sales charge) of
     in the Portfolio        4.42 percent/1/. Over the same period, the J.P.
 as of November 30, 1995     Morgan Global Traded Government Index achieved a
                             total return of 2.61 percent. The Index is an un-
        Australia            managed index of major foreign and U.S. Govern-
         Austria             ment bonds, weighted by the total market value of
          France             each country's securities, and reflects varia-
         Germany             tions in currency value. It does not reflect any
       Netherlands           commissions or fees that would be paid by an in-
          Spain              vestor purchasing the securities it represents.
      United States          (Please refer to the chart on page three for
                             addtional Fund performance results.)

 Q WHAT IS YOUR OUTLOOK FOR THE GLOBAL BOND MARKET AS WE ENTER 1996?

 A Going forward, we believe the economic conditions underlying global bond markets should remain positive. We base this outlook on three key points:
  . Economic growth is subdued in Europe and Japan, and running at sustainable rates in the United States and the United Kingdom.
  . Inflation rates have proven to be surprisingly low in all parts of the industrialized world--we do not expect any sudden resurgence of growth and inflationary fears.
  . The economic imbalances which led to the sharp exchange rate movements of 1994 and the first half of 1995 are no longer present, and we expect currency movements to be moderate.
  Given this, we expect global bond prices to remain relatively stable during the first part of 1996, and believe that there may be potential for further modest gains.

[SIGNATURE OF]             [SIGNATURE OF]             [SIGNATURE OF]
Robert C. Peck, Jr.        John R. Reynoldson         Alan Doyle
Van Kampen American        Van Kampen American        John Govett & Co. Limited
 Capital                    Capital                   Portfolio Manager
Executive Vice President   Portfolio Manager
Fixed Income Investments

                                            Please see footnotes on page three.

                            PORTFOLIO OF INVESTMENTS

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
-------------------------------------------------------------------------------
          UNITED STATES GOVERNMENT OBLIGATIONS
          76.1%
 $*30,500 Treasury Notes.......................    8.000% 10/15/96 $ 31,167,340
  *65,650 Treasury Notes.......................    8.875  02/15/96   66,101,672
  *32,000 Treasury Notes.......................    9.250  01/15/96   32,140,160
                                                                   ------------
          TOTAL UNITED STATES GOVERNMENT
           OBLIGATIONS
           (Cost $130,655,078).................                     129,409,172
                                                                   ------------
          REPURCHASE AGREEMENT 21.0%
   35,755 Swiss Bank Corp. Government
           Securities, Inc., dated 11/30/95
           (collateralized by U.S. Government
           obligations in a pooled cash
           account) repurchase proceeds
           $35,760,835
           (Cost $35,755,000)..................    5.875  12/01/95   35,755,000
                                                                   ------------
 TOTAL INVESTMENTS (Cost $166,410,078) 97.1%....................    165,164,172
 OTHER ASSETS AND LIABILITIES, NET 2.9%.........................      4,899,738
                                                                   ------------
 NET ASSETS 100%................................................   $170,063,910
                                                                   ------------

*Securities placed as collateral for forward commitments (see Note 1D).

             FORWARD PURCHASE COMMITMENTS
 Par
 Amount                                                              Unrealized
 (000)       Description                          Coupon  Maturity Appreciation
-------------------------------------------------------------------------------
 A$   21,000 AUSTRALIA (Commonwealth),
             settlement 3/96...................   10.000% 10/15/07   $  677,706
 A    50,000 AUSTRIA (Government of),
             settlement 12/95..................    6.875  06/20/05       74,230
 FF   60,350 FRANCE (Government of), settlement
             1/96..............................    7.750  10/25/05      272,673
 DM   36,200 GERMANY (Treuhandanstalt),
             settlement 2/96...................    6.750  05/13/04      727,676
 N    17,000 NETHERLANDS (Dutch Government),
             settlement 3/96...................    7.000  06/15/05      304,050
 SP1,100,000 SPAIN (Government of), settlement
             12/95.............................   10.000  02/28/05      388,204
             UNITED STATES
 $     8,000 Federal Home Loan Mtg. Corp.,
             settlement 1/96...................    7.500  01/01/99       38,720
       8,000 Government National Mtg.
             Association, settlement 1/96......    8.000  01/01/99       70,900
      26,000 Treasury Notes, settlement 3/96...    5.750  08/15/03      187,005
       8,400 Treasury Notes, settlement 3/96...    7.500  03/13/96      152,025
                                                                     ----------
             TOTAL FORWARD PURCHASE COMMITMENTS
              (Total obligations $130,157,876)..................     $2,893,189
                                                                     ----------


                                       6
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $166,410,078).................  $165,164,172
Cash.............................................................         2,238
Receivable for offsetting forward bond commitments...............    19,872,406
Interest receivable..............................................     3,147,150
Unrealized appreciation of forward purchase commitments .........     2,893,189
Receivable for Fund shares sold..................................       224,618
Other assets.....................................................        10,278
                                                                   ------------
 TOTAL ASSETS....................................................   191,314,051
                                                                   ------------
LIABILITIES
Payable for offsetting forward bond commitments..................    19,263,761
Unrealized depreciation of currency exchange contracts...........       735,773
Payable for Fund shares redeemed.................................       462,267
Dividends payable................................................       370,304
Due to Distributor...............................................       149,158
Due to Adviser...................................................       106,199
Due to shareholder service agent.................................        44,587
Deferred Trustees' compensation..................................        11,132
Accrued expenses.................................................       106,960
                                                                   ------------
 TOTAL LIABILITIES...............................................    21,250,141
                                                                   ------------
NET ASSETS, equivalent to $8.32 per share for Class A shares,
 $8.36 per share for Class B shares, and $8.30 per share for
 Class C shares..................................................  $170,063,910
                                                                   ------------
NET ASSETS WERE COMPRISED OF
Shares of beneficial interest, at par; 5,339,608 Class A shares,
 13,291,059 Class B shares and 1,743,185 Class C shares outstand-
 ing.............................................................  $     20,374
Capital surplus..................................................   195,800,253
Accumulated net realized loss on securities......................   (26,673,968)
Net unrealized appreciation (depreciation) of securities
 Investments.....................................................    (1,245,906)
 Forward purchase commitments....................................     2,893,189
 Forward currency exchange contracts.............................      (735,773)
 Offsetting forward bond commitments.............................      (277,953)
 Other foreign denominated assets and liabilities................       (17,720)
Undistributed net investment income..............................       301,414
                                                                   ------------
NET ASSETS.......................................................  $170,063,910
                                                                   ------------

                                       7
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                 Six Months Ended November 30, 1995 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest...........................................................  $7,386,504
                                                                     ----------
EXPENSES
Management fees....................................................     669,748
Shareholder service agent's fees and expenses......................     231,978
Accounting services................................................      15,187
Service fees--Class A..............................................      56,596
Distribution and service fees--Class B.............................     583,980
Distribution and service fees--Class C.............................      82,633
Trustees' fees and expenses........................................      25,146
Audit fees.........................................................      27,548
Custodian fees.....................................................      85,110
Legal fees.........................................................       1,710
Reports to shareholders............................................      24,071
Registration and filing fees.......................................      36,391
Organization expenses..............................................       1,404
                                                                     ----------
 Total expenses....................................................   1,841,502
                                                                     ----------
NET INVESTMENT INCOME..............................................   5,545,002
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain (loss) on securities
 Investments and forward commitments...............................   7,002,603
 Futures contracts.................................................     364,969
 Foreign currency..................................................     (89,448)
 Foreign currency exchange contracts...............................  (3,666,204)
Net unrealized appreciation (depreciation) of securities during the period
 Investments.......................................................  (2,867,600)
 Forward purchase commitments......................................    (190,122)
 Foreign currency..................................................       1,450
 Forward currency exchange contracts...............................     708,718
 Offsetting forward bond commitments...............................     117,399
 Other foreign denominated assets and liabilities..................     (15,235)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................   1,366,530
                                                                     ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $6,911,532
                                                                     ----------

                                       8
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                                  (Unaudited)

--------------------------------------------------------------------------------

                                                Six Months Ended    Year Ended
                                               November 30, 1995  May 31, 1995
-------------------------------------------------------------------------------
NET ASSETS, beginning of period..............       $189,779,616  $233,762,956
                                                    ------------  ------------
OPERATIONS
 Net investment income.......................          5,545,002    13,818,216
 Net realized gain (loss) on securities......          3,611,920   (13,654,555)
 Net unrealized appreciation (depreciation)
  of securities during the
  period.....................................         (2,245,390)   12,319,494
                                                    ------------  ------------
 Increase in net assets resulting from opera-
  tions......................................          6,911,532    12,483,155
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
INVESTMENT INCOME
 Class A.....................................         (1,506,517)   (4,034,848)
 Class B.....................................         (3,443,354)   (8,907,916)
 Class C.....................................           (480,676)   (1,423,252)
                                                    ------------  ------------
                                                      (5,430,547)  (14,366,016)
                                                    ------------  ------------
NET EQUALIZATION DEBITS......................                --       (902,657)
                                                    ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A.....................................          4,990,663     8,153,327
 Class B.....................................          5,808,857    19,270,979
 Class C.....................................          1,940,161     3,154,166
                                                    ------------  ------------
                                                      12,739,681    30,578,472
                                                    ------------  ------------
 Proceeds from shares issued for
 distributions reinvested
 Class A.....................................            928,399     2,361,328
 Class B.....................................          1,972,977     5,045,660
 Class C.....................................            285,554       875,506
                                                    ------------  ------------
                                                       3,186,930     8,282,494
                                                    ------------  ------------
 Cost of shares redeemed
 Class A.....................................         (9,726,166)  (24,576,393)
 Class B.....................................        (21,000,675)  (46,690,375)
 Class C.....................................         (6,396,461)   (8,792,020)
                                                    ------------  ------------
                                                     (37,123,302)  (80,058,788)
                                                    ------------  ------------
Decrease in net assets resulting from capital
 transactions................................        (21,196,691)  (41,197,822)
                                                    ------------  ------------
DECREASE IN NET ASSETS.......................        (19,715,706)  (43,983,340)
                                                    ------------  ------------
NET ASSETS, end of period (including
undistributed net investment income of
$301,414 and $186,959, respectively).........       $170,063,910  $189,779,616
                                                    ------------  ------------

                                       9
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                  Class A
                              --------------------------------------------------
                                Six Months                          November 15,
                                     Ended   Year Ended May 31      1991(/1/) to
                              November 30, ------------------------      May 31,
                                      1995  1995    1994  1993(/2/)    1992(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning
of period...................     $8.24     $8.26   $9.01    $9.07       $9.43
                                 -----     -----  ------    -----      ------
INCOME FROM INVESTMENT
OPERATIONS
 Investment income..........       .35       .72     .92      .98         .62
 Expenses...................      (.06)     (.12)   (.14)   (.135)       (.03)
                                 -----     -----  ------    -----      ------
Net investment income.......       .29       .60     .78     .845         .59
Net realized and unrealized
gain (loss) on  securities..      .066     (.016) (.5715)   (.123)     (.5245)
                                 -----     -----  ------    -----      ------
Total from investment
operations..................      .356      .584   .2085     .722       .0655
                                 -----     -----  ------    -----      ------
LESS DISTRIBUTIONS FROM
 Net investment income......     (.276)    (.604)  (.726)   (.782)     (.4255)
 Excess of book-basis net
  realized gain on
  securities (Note 1I)......        --        --  (.2325)      --          --
                                 -----     -----  ------    -----      ------
Total distributions.........     (.276)    (.604) (.9585)   (.782)     (.4255)
                                 -----     -----  ------    -----      ------
Net asset value, end of
 period ....................     $8.32     $8.24   $8.26    $9.01       $9.07
                                 -----     -----  ------    -----      ------
TOTAL RETURN(/3/)...........      4.42%     7.52%   1.89%    8.47%        .71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(millions)..................     $44.4     $47.9   $62.8    $36.1       $25.0
Average net assets
(millions)..................     $45.3     $54.5   $55.6    $32.4       $14.0
Ratios to average net assets
(annualized)(/4/)
 Expenses...................      1.50%     1.42%   1.45%    1.52%        .50%
 Expenses, without expense
 reimbursement..............        --        --      --       --        1.29%
 Net investment income......      6.77%     7.18%   8.12%    9.33%      10.41%
 Net investment income,
  without expense
  reimbursement.............        --        --      --       --        9.62%
Portfolio turnover rate.....       109%      209%    236%     301%        289%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total returns for periods of less than one year have not been annualized. Total return does not consider the effect of sales charges.
(4) See Note 2.

                                       10
                                               See Notes to Financial Statements

 Selected data for a share of beneficial interest outstanding throughout each of the periods indicated. (Unaudited)

-------------------------------------------------------------------------------

                                                                    Class B
                                                --------------------------------------------------
                                                  Six Months                           November 15
                                                       Ended    Year Ended May 31        1991(/1/)
                                                November 30, -------------------------  to May 31,
                                                        1995  1995    1994   1993(/2/)   1992(/2/)
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........      $8.28     $8.30   $9.04    $9.09      $9.43
                                                   ------    ------  ------    -----     ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income............................        .35       .71     .90      .98       .605
 Expenses.....................................       (.09)     (.18)   (.21)    (.20)     (.055)
                                                   ------    ------  ------    -----     ------
Net investment income.........................        .26       .53     .69      .78        .55
Net realized and unrealized gain (loss) on
 securities...................................       .066     (.006) (.5435)    (.12)    (.5005)
                                                   ------    ------  ------    -----     ------
Total from investment operations..............       .326      .524   .1465      .66      .0495
                                                   ------    ------  ------    -----     ------
LESS DISTRIBUTIONS FROM
 Net investment income........................      (.246)    (.544)  (.654)    (.71)    (.3895)
 Excess of book-basis net realized gain on
  securities (Note 1I)........................         --        --  (.2325)      --         --
                                                   ------    ------  ------    -----     ------
Total distributions...........................      (.246)    (.544) (.8865)    (.71)    (.3895)
                                                   ------    ------  ------    -----     ------
Net asset value, end of period................      $8.36     $8.28   $8.30    $9.04      $9.09
                                                   ------    ------  ------    -----     ------
TOTAL RETURN(/3/).............................       4.03%     6.69%   1.07%    7.95%       .53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..........     $111.2    $123.4  $147.5    $56.7      $22.5
Average net assets (millions).................     $116.8    $133.3  $107.1    $39.6      $11.0
Ratios to average net assets (annualized)(/4/)
 Expenses.....................................       2.25%     2.18%   2.22%    2.19%      1.02%
 Expenses, without expense reimbursement......         --        --      --       --       1.82%
 Net investment income........................       6.02%     6.41%   7.30%    8.66%      9.86%
 Net investment income, without expense
  reimbursement...............................         --        --      --       --       9.07%
Portfolio turnover rate.......................        109%      209%    236%     301%       289%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total returns for periods of less than one year have not been annualized. Total return does not consider the effect of sales charges.
(4) See Note 2.

                                      11
                                              See Notes to Financial Statements

 Selected data for a share of beneficial interest outstanding throughout each of the periods indicated. (Unaudited)

-------------------------------------------------------------------------------

                                                      Class C
                                     ------------------------------------------
                                       Six Months   Year Ended        April 12,
                                            Ended     May 31       1993(/1/) to
                                     November 30, ----------------      May 31,
                                             1995  1995  1994(/2/)    1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
period..............................    $8.22     $8.25    $8.99      $9.00
                                        -----     -----   ------      -----
INCOME FROM INVESTMENT OPERATIONS
 Investment income..................      .33       .69      .83        .12
 Expenses...........................     (.09)     (.18)    (.20)     (.025)
                                        -----     -----   ------      -----
Net investment income...............      .24       .51      .63       .095
Net realized and unrealized gain
(loss) on securities................     .086      .004   (.4835)      .011
                                        -----     -----   ------      -----
Total from investment operations....     .326      .514    .1465       .106
                                        -----     -----   ------      -----
LESS DISTRIBUTIONS FROM
 Net investment income..............    (.246)    (.544)   (.654)     (.116)
 Excess of book-basis net realized
  gain on securities (Note 1I)......       --        --   (.2325)        --
                                        -----     -----   ------      -----
Total distributions.................    (.246)    (.544)  (.8865)     (.116)
                                        -----     -----   ------      -----
Net asset value, end of period......    $8.30     $8.22    $8.25      $8.99
                                        -----     -----    -----      -----
TOTAL RETURN(/3/)...................     4.05%     6.60%    1.19%      8.78%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(millions)..........................    $14.5     $18.5    $23.5       $1.4
Average net assets (millions).......    $16.5     $21.2    $14.1       $0.4
Ratios to average net assets
(annualized)........................
 Expenses...........................     2.25%     2.18%    2.22%      2.63%
 Net investment income..............     6.03%     6.42%    7.13%     10.06%
Portfolio turnover rate.............      109%      209%     236%       301%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total returns for periods of less than one year have not been annualized. Total return does not consider the effect of sales charges.

                                      12
                                              See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                  (Unaudited)

--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital World Portfolio Series Trust (formerly American Capital World Portfolio Series, Inc.) is registered under the Investment Com-pany Act of 1940, as amended, as an open-end, non-diversified management in-vestment company which offers shares in two separate portfolios, one of which is described in this report: Van Kampen American Capital Global Government Se-curities Fund (the "Fund"). The investment objective of the Fund is to seek to-tal return through a managed balance of foreign and domestic debt securities. Investments in foreign securities involve certain risks not ordinarily associ-ated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial state-ments.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the mean between the bid and asked prices. Unlisted se-curities, and listed securities for which prices are not available, are valued at prices of comparable securities. Futures contracts are valued at the last sale price or, if no sales are reported, at the mean between the bid and asked prices. Securities for which market quotations are not readily available are valued at fair value under a method approved by the Board of Trustees.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost. U.S. Treasury Notes are held in the portfolio chiefly to support foreign future or forward positions.

B. FOREIGN CURRENCY TRANSLATION-The market values of foreign securities, for-ward currency contracts and other assets and liabilities stated in foreign cur-rency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. The cost of securities is determined using historical ex-change rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net re-alized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

                                  (Unaudited)

-------------------------------------------------------------------------------

C. FORWARD CURRENCY EXCHANGE CONTRACTS-The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign cur-rency exchange rates on its foreign portfolio holdings or settle transactions. A forward currency exchange contract is a commitment to buy or sell a foreign currency at a set price on a future date. Changes in the value of the contract are recognized by marking the contract to market on a daily basis to reflect current currency translation rates. The Fund realizes gains or losses at the time the forward currency exchange contract is closed. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

D. FUTURES CONTRACTS AND FORWARD COMMITMENTS-General--Transactions in futures contracts and forward commitments are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract or forward commitment increases the impact on net asset value of changes in the market price of investments. Forward commitments have a risk of loss due to nonperformance of counterparties. There is also a risk that the market move-ment of such instruments may not be in the direction forecasted. Note 3--In-vestment Activity contains additional information.
  Futures Contracts--Upon entering into futures contracts, the Fund maintains securities with a value equal to its obligation under the futures contracts in a segregated account with its custodian. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in ac-quiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the bro-ker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.
  Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transac-tions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or se-curities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is re-corded as a long-term purchase. For forward purchase commitments which secu-rity settlement is not intended by the Fund and all forward sale commitments, changes in the value of the commitment are recognized by marking the commit-ment to market on a daily basis. During the commitment, the Fund may either resell or repurchase the forward commitment and enter into a new forward

                                  (Unaudited)

-------------------------------------------------------------------------------
commitment, the effect of which is to extend the settlement date. In addition, the Fund may close such forward commitments prior to delivery. Gains and losses are realized upon the ultimate closing or cash settlement of forward commitments.

E. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

F. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
  The net realized capital loss carryforward of approximately $22.3 million for federal income tax purposes at May 31, 1995 may be utilized to offset cur-rent or future capital gains until expiration in 2003. Additionally, approxi-mately $9.8 million of post October losses are being deferred for tax purposes to the 1996 fiscal year.

G. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Interest income is accrued daily. Under the applicable foreign tax laws, a withholding tax may be imposed on interest and realized gains generated from foreign investments.

H. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market dis-counts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

                                  (Unaudited)

-------------------------------------------------------------------------------

I. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

J. EQUALIZATION-At May 31, 1995, the Fund discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of redemptions of Fund shares, equivalent on a per-share basis to the amount of the undis-tributed net investment income, is charged or credited to undistributed net investment income.
  The balance of equalization included in undistributed net investment income at the date of change, which was $3,058,279, was reclassified to capital sur-plus. Such reclassification had no effect on net assets, results of opera-tions, or net asset value per share of the Fund.

K. ORGANIZATION COSTS-Organization expenses of approximately $13,000 were de-ferred and are being amortized over a five year period ending December, 1996.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager to the Fund. The Adviser has entered into a subadvisory agreement with John Govett & Co., Ltd. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments in foreign securities. Management fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. The Adviser pays 50% of its management fee to the Subadviser. From time to time, the Adviser may elect to reimburse the Fund for a portion of its management fee. The reimbursement is voluntary and may be discontinued at any time without prior notice.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, such fees aggregated $175,993.
  The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $4,678 and $1,061, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. Class B and Class C shares pay an additional fee of up to
 .75% per annum of their average net assets

                                  (Unaudited)

-------------------------------------------------------------------------------
to reimburse the Distributor for its distribution expenses. Actual distribu-tion expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and Class C plans aggregated approximately $5.0 million and $237,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of dis-tribution fees.
  Legal fees were for services rendered by O'Melveny & Myers, counsel for the Fund, Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and forward commitments, were $202,841,249 and $210,617,520, respectively.
  For federal income tax purposes, the identified cost of investments and for-eign currency owned at the end of the period was $166,416,846. Net unrealized depreciation of investments aggregated $1,252,674, gross unrealized apprecia-tion of investments aggregated $199,117 and gross unrealized depreciation of investments aggregated $1,451,791.
  At the end of the period, the Fund held the following forward currency ex-change contracts and offsetting forward bond commitments.

FORWARD CURRENCY EXCHANGE CONTRACTS

                                         Settlement U.S. Dollar       Unrealized
Currency (000)                                 Date       Value     Depreciation
--------------------------------------------------------------------------------
DEUTSCHE MARK
 25,000 (payable).......................  02/16/96  $17,353,953      $(735,773)
                                                    ----------- ---  ---------

                                  (Unaudited)

-------------------------------------------------------------------------------
OFFSETTING FORWARD BOND COMMITMENTS

 Par                                                    U.S. Dollar U.S. Dollar Net Unrealized
 Amount (000)                                Settlement    Value of    Value of       Currency
 (Local Currency) Security                         Date     Payable  Receivable   Depreciation
----------------------------------------------------------------------------------------------
     13,840       New Zealand
                  8.000%, 4/15/04.........    01/15/96  $ 9,386,602 $ 9,679,040   $ (38,812)
     80,000       Sweden (Kingdom of)
                  6.000%, 02/09/05........    12/15/95    9,877,159  10,193,366    (239,141)
                                                        ----------- -----------   ---------
                                                        $19,263,761 $19,872,406   $(277,953)
                                                        ----------- -----------   ---------

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the adviser are compensated by the Fund at the annual rate of $840 plus a fee of $24 per day for Board and Committee meetings attended. During the period, such fees aggregated $10,984.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered by the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Class B and Class C shares au-tomatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions. Realized and unrealized gains or losses, investment income, and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                  (Unaudited)

-------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of $.001 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                        Six Months   Year Ended
                                                             Ended      May 31,
                                                 November 30, 1995         1995
--------------------------------------------------------------------------------
Shares sold
 Class A........................................           607,364    1,027,970
 Class B........................................           704,479    2,425,271
 Class C........................................           236,780      390,014
                                                        ----------  -----------
                                                         1,548,623    3,843,255
                                                        ----------  -----------
Shares issued for distributions reinvested
 Class A........................................           113,471      298,501
 Class B........................................           240,000      637,479
 Class C........................................            34,986      109,085
                                                        ----------  -----------
                                                           388,457    1,045,065
                                                        ----------  -----------
Shares redeemed
 Class A........................................        (1,187,901)  (3,117,182)
 Class B........................................        (2,552,306)  (5,919,339)
 Class C........................................          (783,404)  (1,096,832)
                                                        ----------  -----------
                                                        (4,523,611) (10,133,353)
                                                        ----------  -----------
Decrease in shares outstanding..................        (2,586,531)  (5,245,033)
                                                        ----------  -----------

NOTE 6--SUBSEQUENT DIVIDENDS
The Board of Trustees of the Fund declared a dividend of $.046 per share for Class A shares and $.041 per share for both Class B and Class C shares from net investment income, payable January 16, 1996 to shareholders of record De-cember 29, 1995.

NOTE 7--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 31, 1995, the reorganization became effective.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

         VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
PHILIP P. GAUGHAN
LINDA H. HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
DAVID REES
JEROME L. ROBINSON
LAWRENCE J. SHEEHAN
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President
CURTIS W. MORELL
Vice President and Treasurer
DENNIS J. MCDONNELL
JEFF NEW
ROBERT C. PECK, JR.
JOHN R. REYNOLDSON
PAUL R. WOLKENBERG
Vice Presidents
TANYA M. LODEN
Vice President and Controller
RONALD A. NYBERG
Vice President and Secretary
NICHOLAS DALMASO
HUEY P. FALGOUT, JR.
SCOTT E. MARTIN
WESTON B. WETHERELL
Assistant Secretaries
PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers

INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.,
Houston, Texas 77056

INVESTMENT SUBADVISER
JOHN GOVETT & CO., LTD.
4 Battle Bridge Lane
London, SEI 24R England

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK AND TRUST CO.
225 Franklin Street,
Boston, Massachusetts 02110

COUNSEL
O'MELVENY & MYERS
400 South Hope Street,
Los Angeles, California 90071

(C)Van Kampen American Capital Distributors, Inc., 1995
 All rights reserved.
SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge and other pertinent data.